Exhibit 10(c)

TEXAS INSTRUMENTS LONG-TERM INCENTIVE PLAN
As Adopted April 15, 1993

The Texas Instruments Long-Term Incentive Plan is designed to enhance the ability of the Company to attract and retain exceptionally qualified individuals and to encourage them to acquire a proprietary interest in the growth and performance of the Company.

For purposes of the Plan, unless otherwise indicated, the term "Company" shall mean Texas Instruments Incorporated and its subsidiaries of which substantially all of the voting stock is owned directly or indirectly by Texas
Instruments.

Eligibility

Any employee of the Company, including any officer or employee-director, shall be eligible to be designated a Participant (defined below). Directors who are not full-time or part-time officers or employees are not eligible to be designated Participants.

Compensation Committee

The Plan shall be administered by a Committee of the Board of Directors which shall be known as the Compensation Committee (the "Committee"). The
Committee shall be appointed by a majority of the whole Board and shall consist of not less than three directors. The Board may designate one or more directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee. A director may serve as a member or alternate member of the Committee only during periods in which he is a "disinterested person" as described in Rule 16b-3 under the Securities
Exchange Act of 1934, as in effect from time to time ("Rule 16b-3"). No member or alternate member of the Committee shall be eligible, while a member or alternate member, for participation in the Plan. The Committee shall have full power and authority to construe, interpret and administer the Plan. It may issue rules and regulations for administration of the Plan. It shall meet at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum and all decisions of the Committee shall be final, conclusive and binding upon all parties, including the
Company, the stockholders and the employees.

Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a) "Award" shall mean any Option, Restricted Stock, Restricted Stock Unit,
Performance Unit or Other Stock-Based Award granted under the Plan.

(b) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

(c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(d) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

(e) "Incentive Stock Option" shall mean an option granted under paragraph
(a) under the heading "Awards" set forth below that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(f) "Non-Qualified Stock Option" shall mean an option granted under said paragraph (a) that is not intended to be an Incentive Stock Option.

(g) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock
Option.

(h) "Other Stock-Based Award" shall mean any right granted under paragraph
(d) under the heading "Awards" set forth below.

(i) "Participant" shall mean an employee designated to be granted an Award under the Plan.

(j) "Performance Unit" shall mean any right granted under paragraph (c)
under the heading "Awards" set forth below.

(k) "Released Securities" shall mean securities that were Restricted
Securities with respect to which all applicable restrictions have expired, lapsed, or been waived.

(l) "Restricted Securities" shall mean Awards of Restricted Stock or other
Awards under which issued and outstanding Shares are held subject to certain restrictions.

(m) "Restricted Stock" shall mean any Share granted under paragraph (b)
under the heading "Awards" set forth below.

(n) "Restricted Stock Unit" shall mean any right granted under said paragraph (b) that is denominated in Shares.

(o) "Shares" shall mean shares of the common stock of the Company, $1.00 par value.

Administration of Plan

The Plan shall be administered by the Committee. Subject to the terms of the
Plan and applicable law, the Committee shall have full power and authority to:
(i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of
Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other
Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the
Plan and any instrument or agreement relating to, or Award made under, the
Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the
Plan.

Unless otherwise determined by the Committee, the amounts of any dividend equivalents or interest determined by the Committee to be payable with respect to any Awards shall not be counted against the aggregate number of shares available for granting Awards under the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all persons, including the Company, any
Participant, any holder or beneficiary of any Award, any stockholder and any employee of the Company.

Shares Available for Awards

Subject to adjustment as provided below:

(a) Number of Shares Available

(i) Overall. The number of Shares available for granting Awards
(including Awards of Restricted Stock and Restricted Stock Units
and Other Stock-Based Awards) under the Plan during the term of the Plan shall be 4,000,000 shares. If, after the effective date of the Plan, any Shares covered by an Award granted under the
Plan, or by an option granted under the Company's 1974, 1984 or
1988 Stock Option Plans, or to which such an Award relates, are forfeited, or if an Award or such an option otherwise terminates without the delivery of Shares or of other consideration, then the
Shares covered by such Award or option, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or
termination, shall again be, or shall become, available for
granting Awards under the Plan to the extent permitted by Rule
16b-3.

(ii) Additional Restriction. The maximum number of Shares that may be awarded under paragraph (b), "Restricted Stock and Restricted
Stock Units," and paragraph (d), "Other Stock-Based Awards," under the heading "Awards" below during the term of the Plan shall be
1,000,000 shares.

(b) Accounting for Awards

For purposes of this section:

(i) If an Award is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of
Shares available for granting Awards under the Plan; and

(ii) Awards not denominated in Shares shall be counted against the aggregate number of Shares available for granting Awards under the

Plan in such amount and at such time as the Committee shall
determine under procedures adopted by the Committee consistent with the purposes of the Plan;

provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from) other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting. Any Shares that are delivered by the Company, and any Awards that are granted by, or become obligations of, the Company, through the assumption by the Company of, or in substitution for, outstanding awards previously granted by an acquired company shall not, except in the case of
Awards granted to employees who are officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, be counted against the Shares available for granting Awards under the Plan.

(c) Sources of Shares Deliverable Under Awards

Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

(d) Adjustments

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split,

reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the
Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereof; and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

Awards

(a) Options

The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the
Committee shall determine:

(i) Exercise Price. The purchase price per Share purchasable under an
Option shall be determined by the Committee; provided, however, that, except in the case of Options granted through assumption of,

or in substitution for, outstanding awards previously granted by an acquired company, such purchase price shall not be less than the Fair Market Value of a Share on the date of grant of such
Option.

(ii) Option Term. The term of each Option shall be fixed by the
Committee.

(iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms, including, without limitation, cash, Shares, other Awards, or other property, or any combination thereof, having a Fair Market
Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

(b) Restricted Stock and Restricted Stock Units

(i) Issuance. The Committee is hereby authorized to grant Awards of
Restricted Stock and Restricted Stock Units to Participants.

(ii) Restrictions. Shares of Restricted Stock and Restricted Stock
Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such
installments or otherwise, as the Committee may deem appropriate.

(iii) Registration. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the

Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted
Stock.

(iv) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria
established by the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock and all
Restricted Stock Units still, in either case, subject to
restriction shall be forfeited and reacquired by the Company;
provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to
Shares of Restricted Stock or Restricted Stock Units.

Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of
Restricted Stock promptly after such Restricted Stock shall become
Released Securities.

(c) Performance Units

The Committee is hereby authorized to grant Performance Units to
Participants. Subject to the terms of the Plan, a Performance Unit granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Unit, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Unit granted and the amount of any payment or transfer to be made pursuant to any Performance Unit shall be determined by the Committee.

(d) Other Stock-Based Awards

The Committee is hereby authorized to grant to Participants such other Awards
(including, without limitation, stock appreciation rights) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares) as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this paragraph (d) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee, shall, except in the case of Awards granted through assumption of, or in substitution for, outstanding awards previously granted by an acquired company, not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

(e) General

(i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii) Awards May Be Granted Separately or Together. Awards may, in the
discretion of the Committee, be granted either alone or in
addition to or in tandem with any other Award or any award granted under any other plan of the Company. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii) Forms of Payment Under Awards. Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine including, without limitation, cash, Shares, other securities,

other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and
procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend
equivalents in respect of installment or deferred payments.

(iv) Limits on Transfer of Awards. No Award (other than Released
Securities), and no right under any such Award, shall be
assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution
(or, in the case of an Award of Restricted Securities, to the
Company); provided, however, that, if so determined by the
Committee, a Participant may, in the manner established by the
Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property
distributable, with respect to any Award upon the death of the
Participant. Each Award, and each right under any Award, shall be exercisable during the Participant's lifetime only by the
Participant or, if permissible under applicable law, by the
Participant's guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company.

(v) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

(vi) Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the
Plan or the rules, regulations, and other requirements of the
Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any
applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

Amendment and Termination

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

a) Amendments to the Plan

The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan, without the consent of any share owner, Participant, other holder or beneficiary of an Award, or other person; provided, however,

that, no such action shall impair the rights under any Award theretofore granted under the Plan and that, notwithstanding any other provision of the
Plan or any Award Agreement, without the approval of the stockholders of the
Company no such amendment, alteration, suspension, discontinuation or termination shall be made that would:

(i) increase the total number of Shares available for Awards under the
Plan, except as provided under the heading "Shares Available for
Awards" above; or

(ii) permit Options or other Stock-Based Awards encompassing rights to purchase Shares to be granted with per Share grant, purchase, or exercise prices of less than the Fair Market Value of a Share on the date of grant thereof, except to the extent permitted in paragraphs (a) or (d) under the heading "Awards" above.

(b) Amendments to Awards

The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retroactively, without the consent of any relevant
Participant or holder or beneficiary of an Award, provided that no such action shall impair the rights of any relevant Participant or holder or beneficiary under any Award theretofore granted under the Plan; and provided further that, except as provided for in paragraph (d) under the heading "Shares Available for Awards" above and in paragraph (c) below, no such action shall reduce the exercise price of any Option.

(c) Adjustments of Awards Upon the Occurrence of Certain Unusual or
Nonrecurring Events

The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in paragraph (d) under the heading "Shares Available for Awards" above) affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(d) Correction of Defects, Omissions and Inconsistences

The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

General Provisions

(a) No Rights to Awards

No employee, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b) Delegation

The Committee may delegate to one or more officers or managers of the Company, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend or terminate Awards held by, employees who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934,
as amended; provided, that any delegation to management shall conform with the requirements of the General Corporation Law of Delaware, as in effect from time to time.

(c) Withholding

The Company shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action
(including, without limitation, providing for elective payment of such amounts in cash, Shares, other securities, other Awards or other property by the
Participant) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

(d) No Limit on Other Compensation Arrangements

Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e) No Right to Employment

The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company. Further, the Company may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f) Governing Law

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

(g) Severability

If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or
Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(h) No Trust or Fund Created

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the
Company.

(i) No Fractional Shares

No fractional Shares shall be issued or delivered pursuant to the Plan or any
Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

Effective Date of the Plan

The Plan shall be effective as of the date of its approval by the stockholders of the Company.

Term of the Plan

No Award shall be granted under the Plan after April 14, 2003. However, unless otherwise expressly provided in the Plan or in an applicable Award
Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such
Award, and the authority of the Board of Directors of the Company to amend the
Plan, shall extend beyond such date.